Exhibit 10.10

Execution Version
AMENDMENT NO. 1 TO THE
ASSET-BASED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THE ASSET-BASED REVOLVING CREDIT AGREEMENT, dated as of February 4, 2025 (this “Amendment”), is entered into by and among MAGNERA CORPORATION (f/k/a Glatfelter Corporation), a Pennsylvania corporation (the “U.S. Borrower”), GLATFELTER GATINEAU LTÉE, a Canadian corporation (the “Canadian Borrower”), GLATFELTER LYDNEY, LTD., a company incorporated in England and Wales with company number 05734921, GLATFELTER CAERPHILLY LIMITED, a company incorporated in England and Wales with company number 05285231, FIBERWEB GEOSYNTHETICS LIMITED, a company incorporated in England and Wales with company number 01589762 (together, the “U.K. Borrowers” and each a U.K. Borrower”), the German Borrowers (as defined in the Existing Credit Agreement; the German Borrowers, together with the U.S. Borrower, the Canadian Borrower and the U.K. Borrowers, collectively, the “Borrowers” and each, a “Borrower”), the financial institutions party hereto (the “Consenting Lenders”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent (in such capacities, together with its successors and assigns in such capacities, the “Collateral Agent”) under the Existing Credit Agreement.

PRELIMINARY STATEMENTS:

(1)
The Borrowers, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent entered into that certain Asset-Based Revolving Credit Agreement, dated as of November 4, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meaning given thereto in the Existing Credit Agreement);

(2)
Pursuant and subject to Section 9.08(b) of the Existing Credit Agreement, the Existing Credit Agreement may be amended by the Borrowers and the Required Lenders, and the Borrowers have requested the Consenting Lenders (which constitute the Required Lenders) amend the Existing Credit Agreement as set forth herein. The Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Amended Credit Agreement”.

NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Consenting Lenders and the Borrowers covenant and agree as follows:

SECTION 1.
Amendment.

(a)
The definition of “Pricing Grid” in Section 1.01 of the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

““Pricing Grid” shall mean, with respect to the Revolving Loans, the table set forth below:

Level	Quarterly Average Daily Combined Availability (as a percentage of the Combined Line Cap)	Applicable Margin for Base Rate Loans ~~or Daily Simple RFR Loans~~	Applicable Margin for Term Rate Loans, ~~or~~ Daily Resetting Term Rate Loans or Daily Simple RFR Loans
I	Less than 33.33%	1.00%	2.00%
II	Greater than or equal to 33.33% but less than 66.7%	0.75%	1.75%
III	Greater than or equal to 66.7%	0.50%	1.50%

For the purposes of the Pricing Grid, changes in the Applicable Margin shall become effective on the first day of each calendar quarter, commencing with the first day of the second full calendar quarter after the Closing Date (to be effective from such date until changed pursuant to the Pricing Grid), and shall be determined in accordance with the Pricing Grid based on average daily Combined Availability during the immediately preceding fiscal quarter.”

(b)
Section 6.02(b) of the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“any Lien created under the Loan Documents (including, without limitation, Liens created under the Security Documents securing Hedge Obligations owed to a person that is a Hedge Provider); and, provided that (with respect to Liens securing Indebtedness of the Borrower or a Subsidiary Loan Party) such Liens are subject to the terms of the ABL Intercreditor Agreement, and any Lien securing the Term Loan Credit Agreement or any Indebtedness or obligations under the Term Loan Credit Agreement or any “Loan Documents” thereunder permitted by Section 6.01(l)(iii);”

(c)
The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in proper alphabetical order:

“Secured Net Debt” at any date shall mean (i) the aggregate principal amount of Consolidated Debt of the Company and its Subsidiaries outstanding at such date that consists of, without duplication, Indebtedness that in each case is then secured by Liens on the Collateral, less (ii) without duplication, the Unrestricted Cash and Permitted Investments of the Company and its Subsidiaries on such date.

“Total Net Debt” at any date shall mean (i) the aggregate principal amount of Consolidated Debt of the Company and its Subsidiaries outstanding at such date (other than property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby), less (ii) without duplication, the Unrestricted Cash and Permitted Investments of the Company and its Subsidiaries on such date.

“Total Net Leverage Ratio” shall mean, on any date, the ratio of (a) Total Net Debt as of such date to (b) EBITDA for the most recently ended Test Period; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis.

“Total Secured Net Leverage Ratio” shall mean, on any date, the ratio of (a) Secured Net Debt as of such date to (b) EBITDA for the most recently ended Test Period; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis.

SECTION 2.
Effect of Amendment.

(a)
On and after the Amendment Effective Date, (i) each reference in the Loan Documents (other than the Amended Credit Agreement) to “the ABL Credit Agreement,” “the Revolving Credit Agreement,” “therein,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement and (ii) all references to any Section (or subsection) of the Existing Credit Agreement in any Loan Document (but not the Amended Credit Agreement) shall be amended to become, mutatis mutandis, references to the corresponding provisions of the Amended Credit Agreement.

(b)
The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)
Each party hereto affirms, ratifies and confirms its prior obligations, Liens, guarantees, pledges, grants of security interest and other undertakings under the Existing Credit Agreement and the other Loan Documents to which it is a party and acknowledges and agrees that (1) the Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, (2) this Amendment and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the Obligations under the Existing Credit Agreement as in effect prior to the Amendment Effective Date and which remain outstanding, (3) the Obligations are in all respects continuing (as amended by the Amended Credit Agreement and which are hereafter subject to the terms of the Amended Credit Agreement) and (4) the security interests, liens, guarantees, pledges as granted under the applicable Loan Documents securing payment of such Obligations are in all respects continuing and in full force and effect and are reaffirmed hereby with no change in the priority applicable and such security interests are and continue to be, duly perfected security interests, subject only to (i) the terms thereof, and (ii) the Liens permitted under the Loan Documents. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or any of the other Loan Documents.

(d)
The amendment of the Existing Credit Agreement pursuant to this Amendment is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.

(e)
This Amendment shall be a Loan Document.

SECTION 3.  Conditions of Effectiveness. This Amendment shall become effective in the order and in the manner herein described, as of the first date upon which each of the conditions precedent set forth below in this Section 3 shall be satisfied or waived in accordance with Section 9.08 of the Existing Credit Agreement (such date, the “Amendment Effective Date”):

(a)
The Administrative Agent (or its counsel) shall have received from the Borrowers, the Required Lenders and the Administrative Agent either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)
The representations and warranties set forth in the Amended Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Effective Date, with the same effect as though made on and as of such date; provided to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)
On and as of the Amendment Effective Date, at the time of and immediately after the Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing or would result therefrom.

With respect to the amendment set forth in Section 1(b) above, the Amendment Effective Date shall be deemed to be the Closing Date.

SECTION 4.
Representations and Warranties. On the Amendment Effective Date, each of the Borrowers represents and warrants to each of the Lenders that:

(a)
The execution, delivery and performance by each Borrower of this Amendment (a) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Borrower and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by laws or articles of association of any such Borrower, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any such Borrower is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 4(a), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any such Borrower, other than the Liens created by the Loan Documents and Permitted Liens.

(b)
This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each such Borrower enforceable against each such Borrower in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, restructuring, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 5.
Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

SECTION 7.   WAIVER OF JURY TRIAL EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

SECTION 8.
Jurisdiction; Consent to Service of Process.

(a)
Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof (collectively, “New York Courts”), in any action or proceeding arising out of or relating to this Amendment or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the parties hereto that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.

(b)
Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)
Section 9.15(c) (Service of Process) and Section 9.19 (Judgment Currency) of the Existing Credit Agreement are incorporated into this Amendment mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

MAGNERA CORPORATION,
as U.S. Borrower

By:	/s/ Jill L. Urey
	Name:	Jill L. Urey
	Title:	Executive Vice President, General Counsel and Corporate Secretary

GLATFELTER GATINEAU LTEE,
as Canadian Borrower

By:	/s/ Jill L. Urey
	Name:	Jill L. Urey
	Title:	Secretary

GLATFELTER LYDNEY, LTD.,
as a U.K. Borrower

By:	/s/ Jill L. Urey
	Name:	Jill L. Urey
	Title:	Director

GLATFELTER CAERPHILLY, LIMITED,
as a U.K. Borrower

By:	/s/ Jill L. Urey
	Name:	Jill L. Urey
	Title:	Director

FIBERWEB GEOSYNTHETICS LIMITED,
as a U.K. Borrower

By:	/s/ Achim Schalk
	Name:	Achim Schalk
	Title:	Director

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

GLATFELTER GERNSBACH GMBH,
as German Lead Borrower

By:	/s/ Achim Schalk
	Name:	Achim Schalk
	Title:	Managing Director

GLATFELTER FALKENHAGEN GMBH,
as a German Borrower

By:	/s/ Achim Schalk
	Name:	Achim Schalk
	Title:	Managing Director

GLATFELTER DRESDEN GMBH,
as a German Borrower

By:	/s/ Achim Schalk
	Name:	Achim Schalk
	Title:	Managing Director

GLATFELTER STEINFURT GMBH,
as a German Borrower

By:	/s/ Achim Schalk
	Name:	Achim Schalk
	Title:	Managing Director

MAGNERA ASHERSLEBEN GMBH,
as a German Borrower

By:	/s/ Achim Schalk
	Name:	Achim Schalk
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:	/s/ Olesya Mitkevych
	Name:	Olesya Mitkevych
	Title:	Executive Director

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Consenting Lender

By:	/s/ Olesya Mitkevych
	Name:	Olesya Mitkevych
	Title:	Executive Director

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

WELLS FARGO BANK, N.A., LONDON BRANCH,
as Consenting Lender

By:	/s/ Alison Powell
	Name:	Alison Powell
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

WELLS FARGO BANK CAPITAL FINANCE
CORPORATION CANADA, as Consenting Lender

By:	/s/ Carmela Massari
	Name:	Carmela Massari
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

Citibank, N.A.,
as Consenting Lender

By:	/s/ Allister Chan
	Name:	Allister Chan
	Title:	Vice President & Director

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

BARCLAYS BANK PLC,
as Consenting Lender

By:	/s/ Joseph Tauro
	Name:	Joseph Tauro
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

HSBC Bank USA, N.A.,
as Consenting Lender

By:	/s/ Frank M. Eassa
	Name:	Frank M. Eassa
	Title:	Market Lead, Carolinas Corporate Banking

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

Goldman Sachs Bank USA,
as Consenting Lender

By:	/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Consenting Lender

By:	/s/ Daniel V. Borelli
	Name:	Daniel V. Borelli
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

Mizuho Bank, Ltd.
as Consenting Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Consenting Lender

By:	/s/ David Antoine
	Name:	David Antoine
	Title:	Authorized Officer

[Signature Page to Amendment No. 1 to Asset-Based Revolving Credit Agreement]